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                                                                   Exhibit 23.10



                         Independent Auditors' Consent




The Board of Directors
American Capital Resources, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.



                                   /s/ KPMG PEAT MARWICK LLP
                                   ----------------------------
New York, New York                     KPMG Peat Marwick LLP
July 15, 1998